Finance income / (expenses), net	12 Months Ended
Dec. 31, 2021
Finance Income Expenses Net
Finance income / (expenses), net

5.9	Finance income/(expenses), net

Interest income is recognized on a time-proportion basis using the effective interest method.

€ in thousand		Year ended December 31,
	2021	2020	2019
Finance income
Interest income from other parties	249	119	199
Fair value gains on derivative financial instruments	—	397	—
Foreign exchange gains, net	8,130	173	1,250
Total finance income	8,379	689	1,449
Finance expenses
Interest expense on loans	(7,273)	(6,162)	(1,588)
Interest expense on refund liabilities	(8,478)	(3,640)	(89)
Interest expenses on lease liabilities	(903)	(907)	(926)
Other interest expense	(309)	(30)	(30)
Fair value losses on derivative financial instruments	—	—	(449)
Total finance expenses	(16,964)	(10,738)	(3,082)
Finance income/(expenses), net	(8,584)	(10,049)	(1,633)

In 2021, the net finance result amounted to minus €8.6 million compared to minus €10.0 million in the year 2020 and compared to minus €1.5 million in 2019. In 2021 the decrease in net finance expense was mainly due to positive net foreign exchange gains which were partially offset by increased interest expenses on non-current refund liabilities. In 2020 the increase in net finance expenses was mainly due to higher borrowings and the increase in non-current refund liabilities.